FORWARD FUNDS

Forward U.S. Government Money Fund

Supplement dated April 6, 2011

to the

Forward Funds Investor Class and Institutional Class Shares Prospectus; Forward Funds Class A Shares, Class B Shares, Class C Shares, and Class M Shares Prospectus; Forward Funds Class Z Shares Prospectus; Summary Prospectus for Investor Class and Institutional Class Shares of the Forward U.S. Government Money Fund; and Summary Prospectus for Class A Shares and Class C Shares of the Forward U.S. Government Money Fund

each dated May 1, 2010, as supplemented

The following information applies to the Forward U.S. Government Money Fund (the “Fund”) only:

By way of supplement dated March 26, 2009, you were notified that, effective April 1, 2009, the Board of Trustees (the “Board”) of Forward Funds had temporarily eliminated the distribution and service (Rule 12b-1) fee for Class A and Class C shares of the Fund (formerly known as the Accessor U.S. Government Money Fund) and the shareholder services fee under the Shareholder Services Plan for Investor Class shares of the Fund in an attempt to enhance the yield of the Fund. The temporary elimination of such fees remains in effect as of the date hereof, although the Board reserved the right to revise or reinstate their payment at any time without notice.

You are hereby informed that, in an attempt to further enhance the yield of the Fund, effective April 4, 2011, Forward Management, LLC (“Forward Management”), the Fund’s investment advisor, has agreed to waive its management fee to the extent necessary in order to maintain the Fund’s (or class thereof, as applicable) current yield at or above 0.01% (1 basis point). Any such waiver of the management fee is voluntary and may be revised or terminated by Forward Management at any time without notice. There is no guarantee that the Fund will be able to maintain a current yield at or above 0.01%.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

SUPP USGov 04062011